UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                        _____________

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


Date of earliest event
  reported:  November 2, 2005


                   American Airlines, Inc.
   (Exact name of registrant as specified in its charter)


          Delaware               1-2691             13-1502798
(State of Incorporation) (Commission File Number) (IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas          76155
(Address of principal executive offices)            (Zip Code)


                          (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))






Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on November 2, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report October traffic for American Airlines, Inc.










                          SIGNATURE



     Pursuant  to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    American  Airlines, Inc.



                                    /s/ Charles D. MarLett
                                    Charles D. MarLett
                                    Corporate Secretary



Dated:  November 4, 2005







                        EXHIBIT INDEX


Exhibit        Description

99.1      Press Release







                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Wednesday, Nov. 2, 2005



          AMERICAN AIRLINES REPORTS OCTOBER TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported an October load factor of 77.1 percent - an increase of 2.2 points compared to the same period last year. Traffic grew by 1.5 percent year over year, on a 1.5 percent reduction in capacity.
     International traffic increased by 4.4 percent relative to last year, on a capacity increase of 4.7 percent.
Domestic traffic was essentially flat compared with last year despite a 4.6 percent reduction in capacity.
     American boarded 7.7 million passengers in October.

     Detailed traffic and capacity data are on the following pages:














              AMERICAN AIRLINES PASSENGER DIVISION
            COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                   EXCLUDES CHARTER SERVICES
                            OCTOBER
                                    2005          2004      CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                      10,872,813      10,716,590     1.5 %
     D.O.T. DOMESTIC           7,280,562       7,275,422     0.1
     INTERNATIONAL             3,592,251       3,441,167     4.4
     ATLANTIC                  1,647,174       1,629,804     1.1
     LATIN AMERICA             1,491,205       1,413,639     5.5
     PACIFIC                     453,872         397,724    14.1

AVAILABLE SEAT MILES (000)
  SYSTEM                      14,091,753      14,306,402    (1.5)
     D.O.T. DOMESTIC           9,132,410       9,570,914    (4.6)
     INTERNATIONAL             4,959,343       4,735,488     4.7
     ATLANTIC                  2,144,188       2,031,034     5.6
     LATIN AMERICA             2,185,961       2,231,091    (2.0)
     PACIFIC                     629,194         473,362    32.9

LOAD FACTOR
  SYSTEM                            77.1  %         74.9 %   2.2 Pts
     D.O.T. DOMESTIC                79.7            76.0     3.7
     INTERNATIONAL                  72.4            72.6    (0.2)
     ATLANTIC                       76.8            80.2    (3.4)
     LATIN AMERICA                  68.2            63.3     4.9
     PACIFIC                        72.1            84.0   (11.9)

PASSENGERS BOARDED             7,713,665       7,502,480     2.8 %

SYSTEM CARGO TON MILES (000)     197,220         201,887    (2.3)%





              AMERICAN AIRLINES PASSENGER DIVISION
             COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                    EXCLUDES CHARTER SERVICES
                      YEAR-TO-DATE OCTOBER
                                    2005            2004    CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                     115,909,606     108,888,585     6.4 %
     D.O.T. DOMESTIC          76,939,632      74,128,766     3.8
     INTERNATIONAL            38,969,974      34,759,819    12.1
     ATLANTIC                 16,618,895      15,438,537     7.6
     LATIN AMERICA            17,867,459      15,740,828    13.5
     PACIFIC                   4,483,620       3,580,453    25.2

AVAILABLE SEAT MILES (000)
   SYSTEM                    147,433,907     145,285,163     1.5 %
      D.O.T. DOMESTIC         96,455,627      98,529,288    (2.1)
      INTERNATIONAL           50,978,280      46,755,876     9.0
      ATLANTIC                20,168,634      18,971,032     6.3
      LATIN AMERICA           25,065,039      23,348,100     7.4
      PACIFIC                  5,744,607       4,436,743    29.5

LOAD FACTOR
   SYSTEM                           78.6 %          74.9 %   3.7 Pts
      D.O.T. DOMESTIC               79.7            75.2     4.5
      INTERNATIONAL                 76.4            74.3     2.1
      ATLANTIC                      82.3            81.3     1.0
      LATIN AMERICA                 71.2            67.4     3.8
      PACIFIC                       78.0            80.7    (2.7)

PASSENGERS BOARDED            82,011,174      76,505,548     7.2 %

SYSTEM CARGO TON MILES (000)   1,833,433       1,819,073     0.8 %

                             ###

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